Exhibit 15

                       JANUS ADVISER SERIES (THE "TRUST")
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early and Glenn P. O'Flaherty and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 25th day of September, 2000.

SIGNATURE                       TITLE                         DATE

/s/ Thomas H. Bailey            Chairman (Principal           September 25, 2000
-----------------------         Executive Officer),
Thomas H. Bailey                President and Trustee

                       JANUS ADVISER SERIES (THE "TRUST")
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas H. Bailey, Thomas A. Early and Glenn P. O'Flaherty and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 25th day of September, 2000.

SIGNATURE                       TITLE                         DATE

/s/ Gary O. Loo                 Trustee                       September 25, 2000
------------------
Gary O. Loo

                       JANUS ADVISER SERIES (THE "TRUST")
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas H. Bailey, Thomas A. Early and Glenn P. O'Flaherty and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 25th day of September, 2000.

SIGNATURE                       TITLE                         DATE

/s/Dennis B. Mullen             Trustee                       September 25, 2000
----------------------
Dennis B. Mullen

                       JANUS ADVISER SERIES (THE "TRUST")
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas H. Bailey, Thomas A. Early and Glenn P. O'Flaherty and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 25th day of September, 2000.

SIGNATURE                       TITLE                         DATE

/s/James T. Rothe               Trustee                       September 25, 2000
------------------
James T. Rothe

                       JANUS ADVISER SERIES (THE "TRUST")
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas H. Bailey, Thomas A. Early and Glenn P. O'Flaherty and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 25th day of September, 2000.

SIGNATURE                       TITLE                         DATE

/s/William D. Stewart           Trustee                       September 25, 2000
-----------------------
William D. Stewart

                       JANUS ADVISER SERIES (THE "TRUST")
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas H. Bailey, Thomas A. Early and Glenn P. O'Flaherty and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 25th day of September, 2000.

SIGNATURE                       TITLE                         DATE

/s/Martin H. Waldinger          Trustee                       September 25, 2000
----------------------
Martin H. Waldinger